UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ___)
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CENTRAL BANCORP, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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GENERAL
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS
VOTING AND PROXY PROCEDURES
PRINCIPAL HOLDERS OF VOTING SECURITIES
PROPOSAL I — ELECTION OF DIRECTORS
MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
PROPOSAL II — ADVISORY VOTE ON EXECUTIVE COMPENSATION
PROPOSAL III — RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
AUDIT COMMITTEE REPORT
The Audit Committee of the Board of Directors of Central Bancorp, Inc
EXECUTIVE COMPENSATION
TRANSACTIONS WITH RELATED PERSONS
SECURITY OWNERSHIP OF MANAGEMENT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
EXPENSES OF SOLICITATION
OTHER MATTERS
ANNUAL REPORT
STOCKHOLDER PROPOSALS

[LETTERHEAD OF CENTRAL BANCORP, INC.]
June 18, 2010
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON
JULY 22, 2010
Dear Fellow Stockholder:
          On behalf of the Board of Directors and management of Central Bancorp, Inc. (the “Company”), I cordially invite you to attend the 2010 Annual Meeting of Stockholders (the “Annual Meeting”), which will be held at the Holiday Inn—Somerville, 30 Washington Street, Somerville, Massachusetts 02143 on Thursday, July 22, 2010 at 11:00 a.m., local time.
          Accompanying this letter are a notice of annual meeting of stockholders and a proxy statement describing the business to be transacted at the Annual Meeting, as well as a copy of the Company’s Annual Report. Please review these materials carefully. During the Annual Meeting, we will also report on the operations of the Company. Directors and officers of the Company as well as a representative of our independent auditors, Caturano and Company, P.C., will be present to respond to appropriate questions stockholders may have.
          Whether or not you plan to attend the Annual Meeting, please sign and date the enclosed proxy card and mail it in the accompanying postage-paid return envelope as promptly as possible. This will not prevent you from voting in person at the Annual Meeting, but will ensure that your vote is counted if you are unable to attend. Please sign, date and promptly mail the proxy card today. Your vote is very important regardless of the number of shares you own.
          Your continued interest and support of Central Bancorp, Inc. are sincerely appreciated.
Sincerely,
/s/ John D. Doherty
John D. Doherty
Chairman and Chief Executive Officer

CENTRAL BANCORP, INC.
399 Highland Avenue
Somerville, Massachusetts 02144
(617) 628-4000
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 22, 2010
          Notice is hereby given that the 2010 Annual Meeting of Stockholders (the “Annual Meeting”) of Central Bancorp, Inc. (the “Company”) will be held at the Holiday Inn—Somerville, 30 Washington Street, Somerville, Massachusetts 02143 on Thursday, July 22, 2010 at 11:00 a.m., local time.
          A proxy card and a proxy statement for the Annual Meeting are enclosed herewith.
          The Annual Meeting is for the purpose of considering and acting upon:
1.	The election of three Directors of the Company;

2.	A non-binding resolution to approve the compensation of the Company’s named executive officers;

3.	The ratification of the selection of Caturano and Company, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2011; and

4.	Such other matters as may properly come before the Annual Meeting or any adjournments thereof.
          NOTE: The Board of Directors is not aware of any other business to come before the Annual Meeting.
          Any action may be taken on any one of the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Stockholders of record at the close of business on June 7, 2010 are the stockholders entitled to vote at the Annual Meeting and any adjournments thereof.
          A copy of the following proxy statement and the enclosed proxy card are also available for viewing and printing on the Internet at http://www.cfpproxy.com/5373.
          Whether or not you expect to be present at the Annual Meeting, please sign and date the enclosed proxy card and mail it promptly in the enclosed postage-paid envelope. If you do attend the Annual Meeting and wish to vote in person, you may do so even though you have signed an earlier proxy.
YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU ARE ENCOURAGED TO VOTE BY PROXY SO THAT YOUR SHARES WILL BE REPRESENTED AND VOTED AT THE MEETING EVEN IF YOU CANNOT ATTEND. ALL STOCKHOLDERS OF RECORD CAN VOTE BY WRITTEN PROXY CARD. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.
BY ORDER OF THE BOARD OF DIRECTORS
/s/ Rhoda K. Astone
Rhoda K. Astone
Senior Vice President, Secretary and Clerk
Somerville, Massachusetts
June 18, 2010

CENTRAL BANCORP, INC.
399 Highland Avenue
Somerville, Massachusetts 02144
(617) 628-4000
PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
July 22, 2010
GENERAL
          This proxy statement and the enclosed proxy card are furnished in connection with the solicitation of proxies by the Board of Directors of Central Bancorp, Inc. (“Central” or the “Company”), the holding company for Central Co-operative Bank (the “Bank”), to be used at the Company’s 2010 Annual Meeting of Stockholders (hereinafter called the “Annual Meeting”), which will be held at the Holiday Inn—Somerville, 30 Washington Street, Somerville, Massachusetts 02143 on Thursday, July 22, 2010 at 11:00 a.m., local time. The accompanying notice of annual meeting and this proxy statement are being first mailed to stockholders on or about June 18, 2010.
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of
Stockholders to be Held on July 22, 2010.
          This proxy statement and the accompanying proxy card and annual report to stockholders are available for viewing and printing on the Internet at http://www.cfpproxy/5373.
VOTING AND PROXY PROCEDURES
Who Can Vote at the Annual Meeting
          You are only entitled to vote at the Annual Meeting if the Company’s records show that you held shares of Central’s common stock, $1.00 par value (the “Common Stock”), as of the close of business on June 7, 2010 (the “Record Date”). If your shares are held by a broker or other intermediary, you can only vote your shares at the Annual Meeting if you have a properly executed proxy from the record holder of your shares (or their designee). As of the Record Date, a total of 1,667,151 shares of Common Stock were outstanding. Each share of Common Stock has one vote.
Voting by Proxy
          The Company’s Board of Directors is sending you this proxy statement for the purpose of requesting that you allow your shares of Common Stock to be represented at the Annual Meeting by the persons named in the enclosed proxy card. All shares of Common Stock represented at the Annual Meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return the proxy card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors. The Board of Directors recommends a vote “FOR” each of the nominees for Director, “FOR” the non-binding resolution to approve the compensation of the Company’s named executive officers and “FOR” the ratification of Caturano and Company, P.C. as the Company’s independent registered public accounting firm for the year ending March 31, 2011.

          If any matters not described in this proxy statement are properly presented at the Annual Meeting, the persons named in the proxy card will vote your shares as determined by a majority of the Board of Directors. If the Annual Meeting is postponed or adjourned, your Common Stock may be voted by the persons named in the proxy card on the new Annual Meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the Annual Meeting.
          You may revoke your proxy at any time before the vote is taken at the Annual Meeting. To revoke your proxy you must either advise the Company’s Secretary and Clerk in writing before your Common Stock has been voted at the Annual Meeting, deliver a later-dated proxy, or attend the Annual Meeting and vote your shares in person. Attendance at the Annual Meeting will not in itself constitute revocation of your proxy.
          If you hold your Common Stock in “street name,” your broker, bank or other holder of record is sending these proxy materials to you. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote by filling out a voting instruction form that accompanies your proxy materials. Your broker, bank or other holder of record may allow you to provide voting instructions by telephone or by the Internet. Please see the voting instruction form provided by your broker, bank or other holder of record that accompanies this proxy statement. If you hold your shares in street name, you will need proof of ownership to be admitted to the annual meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Common Stock held in street name in person at the Annual Meeting, you must obtain a written proxy in your name from the broker, bank or other nominee who is the record holder of your shares.
Participants in the Central Co-operative Bank Employee Stock Ownership Plan
          If you are a participant in the Central Co-operative Bank Employee Stock Ownership Plan (the “ESOP”), you will receive a voting instruction form that reflects all shares you may vote under the ESOP. Under the terms of the ESOP, all shares held by the ESOP are voted by the ESOP trustees, but each participant in the ESOP may direct the trustees on how to vote the shares of Common Stock allocated to his or her account. Unallocated shares and allocated shares for which no timely voting instructions are received will be voted by the ESOP trustees in the same proportion as the shares for which the trustees have received timely voting instructions, provided that in the absence of any voting directions as to allocated stock, the Board of Directors of the Bank will direct the ESOP trustees as to the voting of all shares of stock in the ESOP. The deadline for returning your voting instruction form to the ESOP trustees is July 15, 2010.
Vote Required
          The Annual Meeting will be held if a majority of the outstanding shares of Common Stock entitled to vote is represented at the Annual Meeting. If you return valid proxy instructions or attend the Annual Meeting in person, your shares will be counted for purposes of determining whether there is a quorum even if you withhold your vote or do not vote your shares at the Annual Meeting.
          In voting on the election of Directors, you may vote in favor of all nominees, withhold votes as to all nominees, or vote in favor of all nominees except nominees you specify as to which you withhold your vote. There is no cumulative voting in the election of Directors. Directors must be elected by a plurality of the votes cast at the Annual Meeting. This means that the nominees receiving the greatest number of votes will be elected.
          In voting on the non-binding resolution to approve executive compensation and the ratification of the independent registered public accounting firm, you may vote in favor of each proposal, against each proposal or abstain from voting. To approve the non-binding resolution and the ratification of the independent registered public accounting firm, the affirmative vote of a majority of the votes cast at the Annual Meeting is required with respect to each proposal.
          The rules of the New York Stock Exchange determine whether proposals presented at stockholder meetings are routine or non-routine. If a proposal is routine, a broker or other entity holding shares for an owner in street name may vote on the proposal without receiving voting instructions from the owner. If a proposal is non-routine, the broker or other entity may vote on the proposal only if the owner has provided voting instructions. A broker non-vote occurs when a broker or other entity is unable to vote on a particular proposal and the broker or other entity has not received voting instructions from the beneficial owner. The ratification of Caturano and Company, P.C. as our independent registered public accounting firm for fiscal 2011 is currently considered a routine matter. However, the election of directors and the non-binding proposal on executive compensation are considered non-routine matters. If you hold your shares in street name, it is critical that you cast your vote if you want it to count in the election of directors or with respect to the non-binding proposal for executive compensation. In the past, if you held your shares in street name and you did not indicate how you wanted your shares voted in the election of directors, your bank or broker was allowed to vote those shares on your behalf in the election of directors as they deemed appropriate. However, recent changes in regulation were made to take away the ability of your bank or broker to vote your uninstructed shares in the election of directors on a discretionary basis. Accordingly, if you hold your shares in street name and you do not instruct your bank or broker how to vote in the election of directors or on the non-binding proposal on executive compensation, no votes will be cast on your behalf. Your bank or broker will, however, continue to have discretion to vote any uninstructed shares on the ratification of the appointment of the Company’s independent registered public accounting firm. If you are a shareholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the annual meeting.
PRINCIPAL HOLDERS OF VOTING SECURITIES
          Persons and groups beneficially owning in excess of five percent (5%) of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934 (the “Exchange Act”). The following table sets forth certain information as to those persons who the Company believes were the beneficial owners of more than 5% of the Company’s outstanding shares of Common Stock as of June 7, 2010.

			Percent of Shares
Name and Address	Amount and Nature		of Common Stock
of Beneficial Owner	Beneficial Ownership (1)		Outstanding (2)

Central Co-operative Bank
Employee Stock Ownership Plan Trust
399 Highland Avenue
Somerville, Massachusetts 02144	386,267	(3)	23.01%

John D. Doherty
399 Highland Avenue
Somerville, Massachusetts 02144	295,230	(4)	17.59

Joseph Stilwell
Stilwell Associates, L.P.
Stilwell Offshore Ltd.
Stilwell Value LLC
Stilwell Management LLC
26 Broadway, 23rd Floor
New York, New York 10004	151,947	(5)	9.11

(1)
In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of the Common Stock as to which he or she has sole or shared voting or investment power, or has a right to acquire beneficial ownership of at any time within 60 days of June 7, 2010. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares. Unless otherwise indicated, the listed persons have direct ownership and sole voting and dispositive power.

(2)
For purposes of calculating percentage ownership, the number of shares of Common Stock outstanding includes any shares which the beneficial owner has the right to acquire within 60 days of June 7, 2010.

(3)
Of the shares beneficially owned by the Central Co-operative Bank Employee Stock Ownership Plan Trust (“ESOP”), 201,715 shares have been allocated to participating employees over which shares the trustees of the ESOP (the “ESOP Trustees”) and 184,552 shares have not been allocated, as to which shares the ESOP Trustees generally would vote in the same proportion as voting directions received from voting ESOP participants. The ESOP Trustees disclaim any beneficial ownership interest in the shares held by the ESOP.

(4)
Includes 21,437 shares of Common Stock allocated to the account of John D. Doherty in the ESOP, 22,200 shares of restricted stock awarded under the Central Bancorp, Inc. 2006 Long-Term Incentive Plan and 11,561 shares subject to stock options granted under the Central Bancorp, Inc. 1999 Stock Option and Incentive Plan which Mr. Doherty may acquire within 60 days of the Record Date.

(5)
According to their statement on Schedule 13G as filed with the SEC on February 1, 2010, Stilwell Associates, L.P. and Stilwell Offshore Ltd. beneficially own 151,947 shares; Joseph Stilwell and Stilwell Value LLC, in Mr. Stilwell’s role as managing and sole member of Stilwell Value LLC, which is the general partner of Stilwell Associates, L.P., may be deemed to beneficially own indirectly the shares of Common Stock beneficially owned by Stilwell Associates, L.P.; and Joseph Stilwell and Stilwell Management LLC, in Mr. Stilwell’s role as managing and sole member of Stilwell Management LLC and a director of Stilwell Offshore Ltd., may be deemed to beneficially own indirectly the shares of Common Stock beneficially owned by Stilwell Offshore Ltd. The address of Stilwell Offshore Ltd. and Stilwell Management LLC is 315 Clocktower Commons, Brewster, New York 10508.

PROPOSAL I — ELECTION OF DIRECTORS
          The Company’s Board of Directors is currently composed of nine members, all of whom are independent under the listing standards of the NASDAQ Stock Market, except John D. Doherty, William P. Morrissey and John J. Morrissey. Under the Company’s Articles of Organization and Bylaws, Directors are divided into three classes, with one class standing for election for a three-year term at each Annual Meeting.
          Three Directors will be elected at the Annual Meeting, each to serve for a three-year period or until their respective successors have been elected and qualified. The Nominating Committee of the Board of Directors has nominated John D. Doherty, Albert J. Mercuri, Jr. and James P. McDonough for election as Directors, all to serve for three-year terms. Each of these persons has consented to being named in this proxy statement and has indicated that they will serve if elected.
          Your Board of Directors recommends that stockholders vote “FOR” the election of John D. Doherty, Albert J. Mercuri, Jr. and James P. McDonough as Directors of the Company.
          Proxies solicited by the Board of Directors will be voted for the election of the above named nominees. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend or the Board may also decide to reduce the number of Directors to eliminate the vacancy. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.
          The following table sets forth for each Board nominee and for each Director continuing in office, his name, age, the year he first became a Director of the Company and/or the Bank, which is the Company’s principal operating subsidiary, and the year of expiration of his present term. For information regarding Common Stock beneficially owned by the Company’s Directors, see “Security Ownership of Management.”

		Year First
		Elected or
		Appointed	Present
	Age as of	Director of	Term to
Name	Record Date	Company or Bank	Expire

BOARD NOMINEES FOR TERMS TO EXPIRE IN 2013

John D. Doherty	53	1983	2010
Albert J. Mercuri, Jr.	53	2003	2010
James P. McDonough	59	2010	2010

DIRECTORS CONTINUING IN OFFICE

Raymond Mannos	72	2009	2011
John J. Morrissey	43	2003	2011
Kenneth K. Quigley, Jr.	52	2010	2011
Robert J. Hardiman	72	2009	2012
William P. Morrissey	82	2009	2012
Edward F. Sweeney, Jr.	69	2003	2012

          Presented below is certain information concerning each of the Board’s nominees and Directors continuing in office. Unless otherwise stated, all such nominees and Directors have held the positions listed for at least the last five years.
          John D. Doherty is the Chairman and Chief Executive Officer of the Company and the Bank. He became Chief Executive Officer of the Bank in April 1992. He served as President of the Company and the Bank from April 1986 to February 2009. As Chief Executive Officer, Mr. Doherty is responsible for the day-to-day operations of the Bank and reports on the Bank’s operations directly to the Board of Directors. In November 2002, Mr. Doherty became Chairman of the Board of the Company and became Chairman of the Board of the Bank in January 2009. Mr. Doherty also serves as the President and a Director of the Bank’s subsidiaries, Central Securities Corporation and Central Securities Corporation II and as a member of Metro Real Estate Holdings, LLC. He has been employed by the Bank in various capacities since 1981. Mr. Doherty holds an M.B.A. degree from Boston University and a B.A. in Business Administration from Babson College. Mr. Doherty was Chairman of the Co-operative Central Bank until 2004 and is a former Trustee of the Co-operative Banks Employees Retirement Association. He is a member of the Somerville Kiwanis Club, a former Director of the Somerville Chamber of Commerce, former Treasurer of the Woburn Development Corporation and a former member of the Somerville High School Scholarship Committee, the Woburn Kiwanis Club, and the Needham Business Association and a past president of the Economy Club of Cambridge.
          Mr. Doherty’s extensive experience in the local banking industry and involvement in business and civic organizations in the communities in which the Bank serves affords the Board valuable insight regarding the business and operation of the Company and Bank. Mr. Doherty’s knowledge of all aspects of the Company’s and Bank’s business and history, combined with his success and strategic vision, position him well to continue to serve as our Chief Executive Officer.
          Albert J. Mercuri, Jr. has served since 1987 as President and Chief Executive Officer of Data Direct, Inc., a national distributor of digital media publishing systems, optical media and copiers, located in Needham Heights, Massachusetts. Mr. Mercuri is a 1979 graduate of Babson College where he earned a Bachelor of Science degree in Marketing.
          Mr. Mercuri’s experience offers the Board of Directors substantial small company management experience, specifically within the region in which the Company conducts its business. In addition, through his business experience, Mr. Mercuri has gained significant technological knowledge, adding additional value to the Board.
          James P. McDonough has served as Chancellor and Chief Financial Officer of the Catholic Archdiocese of Boston since 2006. Previously he was President and CEO of Abington Savings Bank which grew from $200 million in assets to over one billion during his tenure. Mr. McDonough has over 25 years of banking experience. He has served as Chairman of the Massachusetts Bankers Association and the South Shore Chamber of Commerce and on the board of Mass Housing Partnership, Massasoit Community College, South Shore Hospital Health and Education Foundation and the Cardinal Cushing Centers.
          Mr. McDonough’s background provides the Board of Directors with critical experience regarding financial matters. In addition, his previous experience in the local banking industry affords the Board valuable insight regarding the business and operations of the Company and Bank. Mr. McDonough also demonstrates a strong commitment to the Company’s local community in his role as Chancellor and Chief Financial Officer of the Catholic Archdiocese of Boston.
          Raymond Mannos was one of the founding principals of Beacon Fiduciary Advisors, a private money-management firm in Chestnut Hill, Massachusetts that was organized in 1991 and acquired by Bank of New York in 2002. From 1989 to 1991, Mr. Mannos served as Senior Vice President and as a member of the Trust Committee of University Bank, Newton, Massachusetts. Mr. Mannos also served as Vice President and as a director and member of the Trust Committee of Brookline Trust Company from 1978 to 1989. From 1962 to 1978, Mr. Mannos was employed by Town Bank and Trust Company, Brookline, Massachusetts, where he served as Chairman of the Board and/or President at various times from 1973 until 1978.

          Mr. Mannos’ extensive experience in the local banking industry provides the Board of Directors with valuable insight regarding the business and operation of the Bank. In addition, his role as a member of the investment committee of Beacon Fiduciary Advisors affords the Board substantial experience with respect to an industry that complements the financial services provided by the Bank.
          John J. Morrissey is a founding partner of the law firm of Morrissey, Wilson & Zafiropoulos LLP in Braintree, Massachusetts. He was formerly a partner with the law firm of Quinn and Morris LLP in Boston, Massachusetts and was employed by Quinn and Morris LLP between 1993 and 2010. Between 1999 and 2006, Mr. Morrissey served as a member of the Board of Bar Overseer’s Hearing Committee for Plymouth and Norfolk Counties in Massachusetts, which investigates complaints of attorney misconduct and makes findings and recommendations for discipline to the Supreme Judicial Court. Since 2000, Mr. Morrissey has served as a member of the Medical Malpractice Tribunal for Suffolk County Massachusetts, which hears medical malpractice claims to determine if the evidence is sufficient for judicial inquiry without posting a statutory bond. Mr. Morrissey serves as a member of the Board of Governors of the Massachusetts Academy of Trial Attorneys, and Chairman of the Workers’ Compensation Committee. Mr. Morrissey has recently been appointed Vice Chair of the Massachusetts Bar Association’s Judicial Administration Council and has served as a member of the Crisis in Court Funding Task Force and as an arbitrator on the Massachusetts Bar Association’s Fee Arbitration Board since 2005. Mr. Morrissey is also a Life Fellow of the Massachusetts Bar Foundation, the charitable arm of the Massachusetts Bar Association, and serves as a member of the Grant Advisory Committee. John J. Morrissey is the son of William P. Morrissey, who serves as a Director of the Company and the Bank as well as the Company’s and Bank’s President.
          As a practicing attorney, Mr. Morrissey effectively provides the Board with important legal knowledge and insight necessary to assess issues facing a public company.
          Kenneth K. Quigley, Jr. has served as President of Curry College, a private, four-year, liberal arts-based institution located in Milton, Massachusetts, since 1996. Mr. Quigley is also an experienced public company director, having served as an independent director on the Boards of companies listed on both the New York Stock Exchange and NASDAQ as an independent director, including the former Hibernia Savings Bank. During the term of Mr. Quigley’s presidency at Curry College, student enrollments have more than doubled, to approximately 4,100 students, and the College has completed an aggressive building campaign of residential and academic buildings, as well as achieving significant growth in its endowment. Mr. Quigley is an attorney and a former staff accountant at Arthur Young & Company, a certified public accounting firm.
          As a former director of publicly traded companies, Mr. Quigley provides the Board of Directors with critical experience regarding public company oversight matters. In addition, his former service as a director of Hibernia Savings Bank affords the Board valuable insight regarding the local banking industry. Mr. Quigley also demonstrates a strong commitment to the Company’s local community in his role as President of Curry College.
          Robert J. Hardiman is the President and Owner of Waltham Central School Transportation Company, Waltham Central Realty Trust and Elm Street Realty Trust. Mr. Hardiman is also the former owner of Waltham Central Square Taxi, Westway Taxi and City Hall Liquors. Mr. Hardiman has served as a City of Waltham License Commission Member since 1999 and as a member of the Board of Trustees of Leland Home since 2004. From 1995 to 1998, Mr. Hardiman served as a Director of The Federal Savings Bank. Mr. Hardiman is also the former President and a current member of the Massachusetts Bay Investment Trust.
          Mr. Hardiman’s background provides the Board of Directors with critical experience in real estate matters, which are essential to the business of the Company and the Bank. Additionally, his former service as a director of The Federal Savings Bank affords the Board valuable insight regarding the local banking industry.
          William P. Morrissey was appointed President and Chief Operating Officer of the Company and the Bank in February 2009. Mr. Morrissey joined the Bank in November 1992 and was promoted to the position of Executive Vice President and Chief Operating Officer of the Bank in April 2005. Until his promotion, he served as Senior Vice President for Corporate Affairs. Mr. Morrissey is a former chairman and a former member of the Board of Directors of the Federal Home Loan Bank of Boston. Prior to 1992, Mr. Morrissey served as Executive Vice President for Corporate Affairs at The Boston Five Cents Savings Bank and as Deputy Commissioner of Banks for the Commonwealth of Massachusetts. Mr. Morrissey is the father of Director John J. Morrissey.

          Mr. Morrissey’s extensive experience in the local banking industry and involvement in business and civic organizations in the communities in which the Company and Bank serves affords the Board valuable insight regarding the business and operation of the Company and Bank.
          Edward F. Sweeney, Jr. is self-employed as a financial/management advisor. Since December 2002, he has served as a business consultant to the Malden Redevelopment Authority, an agency funded by the Department of Housing and Urban Development to work with communities to promote home ownership for low and moderate income families. In October 2005, Mr. Sweeney was also appointed to serve as Commissioner of the Department of Public Works. From March 1999 to October 2005, Mr. Sweeney served as Commissioner and former Chairman of the Malden Housing Authority. From May 1998 to December 2000, he served as Senior Vice President of US Trust, a $6 billion multi-bank holding company in Boston, Massachusetts. From 1996 to May 1998, Mr. Sweeney served as Senior Vice President of Somerset Savings Bank, Somerville, Massachusetts. From 1994 to 1996, Mr. Sweeney was President, Chief Executive Officer and a Director of Meetinghouse Co-operative Bank in Dorchester, Massachusetts. From 1966 to 1994, Mr. Sweeney served with the Division of Banking for the Commonwealth of Massachusetts. He retired as Senior Deputy Commissioner in 1994.
          Mr. Sweeney’s extensive experience in the local banking industry provides the Board of Directors with valuable insight regarding the business and operation of the Bank. In addition, his experience as a financial/management advisor affords the Board substantial experience with respect to an industry that complements the financial services provided by the Bank.
Executive Officers Who Are Not Directors
          The following sets forth the information, including the ages, as of the Record Date with respect to executive officers of the Company who do not serve on the Board of Directors. Executive officers are elected annually by the Board of Directors.
          Paul S. Feeley, 63, joined the Bank in July 1997. He has served as Senior Vice President, Treasurer and Chief Financial Officer of the Company and Bank since October 2004 and also served in these positions from July 1997 to February 2002. In February 2002, he became Senior Vice President and Chief Information Officer of the Company and the Bank. Mr. Feeley is a member of the Financial Managers Society of which he is a former local chapter President and National Director. He is also a member of the Massachusetts Society of CPAs and served on its Financial Institutions Committee. From 1993 to 1997, Mr. Feeley was Senior Vice President and Treasurer of Bridgewater Credit Union. Prior to 1993, Mr. Feeley was Executive Vice President, Chief Financial Officer and Clerk of the Corporation at The Cooperative Bank of Concord, Acton, Massachusetts. He also serves as a Director of the Bank’s subsidiaries, Central Securities Corporation and Central Securities Corporation II and as a Manager of the Bank’s subsidiary Metro Real Estate Holding, LLC. Mr. Feeley received an undergraduate degree from the College of the Holy Cross.
          James E. Hammond, 65, joined the Bank in May 2010 as Senior Vice President and Senior Lending Officer. Prior to joining the Bank, Mr. Hammond was employed by Bank of America, where he served as Senior Vice President of Global Product Solutions from January 2007 to February 2009 and Senior Vice President of National Business Banking and Small Business Portfolio Monitoring from October 2003 to January 2007. In addition, from October 2006 to January 2007, Mr. Hammond also served as Northeast Portfolio Renewal Manager for Bank of America. Prior to his employment with Bank of America, Mr. Hammond was employed by Fleet Financial Group from December 1991 to October 2003.
          Shirley M. Tracy, 55, joined the Bank in October 1982 and was promoted to the position of Senior Vice President/Director of Human Resources in October 2004. Until her promotion, she served as Vice President/Director of Human Resources from 1993 to 2004. From 1978 to 1982, Ms. Tracy served in various positions at the Volunteer Cooperative Bank in Boston. Ms. Tracy received the Certificate in Human Resources Administration from Bentley College and holds an undergraduate degree from Regis College.
          Bryan E. Greenbaum, 47, joined the Bank in January 2005 as Senior Vice President of Retail Banking. From 2000 to 2004, Mr. Greenbaum served as Vice President of Branch Administration and later as Senior Vice

President of Retail Banking at Abington Savings Bank. Previous to 2000, Mr. Greenbaum held various retail management positions at both Salem Five Cents Savings Bank and Warren Five Cents Savings Bank.
          Stephen A. Calhoun, 57, joined the Bank in January 2005 as Senior Vice President, Chief Information Officer. From 1999 to 2004, Mr. Calhoun served as Senior Vice President of Information Technology for First Essex Bank/Sovereign Bank in Andover, Massachusetts. Previous to 1999, Mr. Calhoun was Vice President of Operations and Systems for Somerset Bank/U.S. Trust.
MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
          The Board of Directors conducts its business through meetings of the Board and through its Committees. During the year ended March 31, 2010, the Board of Directors of the Company held ten meetings, and the Board of Directors of the Bank met twelve times. No Director attended fewer than 75% of the total number of meetings of the Board of Directors and meetings of committees on which the Director served during this period.
Audit Committee
          The Company has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Company’s Audit Committee meets quarterly to review reports prepared by the Company’s internal auditing firm. In addition, the Audit Committee engages, subject to shareholder ratification, the Company’s independent auditors with whom it meets to review the planning for and the results of the annual audit of the Company’s consolidated financial statements. The current members of the Audit Committee are Directors James P. McDonough (Chairman), Albert J. Mercuri, Jr. and Kenneth K. Quigley, Jr. Directors McDonough and Quigley were appointed to the Board of Directors in 2010. All of the members of the Audit Committee are independent within the meaning of the NASDAQ Stock Market’s listing standards. The Company’s Board of Directors has determined that one member of the Audit Committee, James P. McDonough, qualifies as an “audit committee financial expert” as defined in Section 401(h) of Regulation S-K promulgated by the U.S. Securities and Exchange Commission. Director James P. McDonough is “independent,” as such term is defined in Item 7(d)(3)(iv)(A) of Schedule 14A under the Exchange Act. The Company’s Board of Directors has adopted a written charter for the Audit Committee. A copy of the Audit Committee Charter is available in the Shareholder Information section of the Company’s website (www.centralbk.com). The Audit Committee met eight times during the year ended March 31, 2010.
Nominating Committee
          General. The Board of Directors’ Nominating Committee nominates Directors to be voted on at the Annual Meeting and recommends nominees to fill any vacancies on the Board of Directors. The Nominating Committee currently consists of Directors Robert J. Hardiman (Chairman), Edward F. Sweeney, Jr. and Raymond Mannos. The members of the Nominating Committee are “independent directors” as defined in the NASDAQ Stock Market’s listing standards. The Board of Directors has adopted a Charter for the Nominating Committee. A copy of the Nominating Committee Charter is available in the Shareholder Information section of the Company’s website (www.centralbk.com). The Nominating Committee met three times during the year ended March 31, 2010.
          It is the policy of the Nominating Committee to consider Director candidates recommended by security holders who appear to be qualified to serve on the Company’s Board of Directors. Any stockholder wishing to recommend a candidate for consideration by the Nominating Committee as a possible Director nominee for election at an upcoming annual meeting of stockholders must provide written notice to the Nominating Committee of such stockholder’s recommendation of a Director nominee no later than the March 31st preceding the annual meeting of stockholders. Notice should be provided to: Secretary and Clerk, Central Bancorp, Inc., 399 Highland Avenue, Somerville, Massachusetts 02144.
          In its deliberations, the Nominating Committee considers a candidate’s personal and professional integrity, knowledge of the banking business and involvement in community, business and civic affairs, and also considers whether the candidate would provide for adequate representation of the Bank’s market area. Any nominee for Director made by the Nominating Committee must be highly qualified with regard to some or all of the attributes listed in the preceding sentence. In searching for qualified Director candidates to fill vacancies on the Board, the

Nominating Committee solicits the Company’s then current Directors for the names of potential qualified candidates. Moreover, the Nominating Committee may ask the Company’s Directors to pursue their own business contacts for the names of potentially qualified candidates. The Nominating Committee would then consider the potential pool of Director candidates, select a candidate based on the candidate’s qualifications and the Board’s needs, and conduct a thorough investigation of the proposed candidate’s background to ensure there is no past history that would cause the candidate not to be qualified to serve as a Director of the Company. In the event a stockholder has submitted a proposed nominee, the Nominating Committee would consider the proposed nominee, along with any other proposed nominees recommended by individual Directors, in the same manner in which the Nominating Committee would evaluate nominees for Director recommended by Directors.
          With respect to nominating an existing Director for re-election to the Board of Directors, the Nominating Committee will consider and review an existing Director’s Board and committee attendance and performance; length of Board service; experience; skills and contributions that the existing Director brings to the Board; and independence.
Compensation Committee
          The Compensation Committee sets the compensation for the senior officers and Directors of the Company and Bank and reviews various personnel issues such as wage and salary programs and incentive compensation. The Compensation Committee consists of Directors Edward F. Sweeney, Jr. (Chairman), Robert J. Hardiman, Raymond Mannos and James P. McDonough. The Company’s Board of Directors has not adopted a written charter for the Compensation Committee. During the year ended March 31, 2010, the Compensation Committee met three times.
Board Policies Regarding Communications With the Board of Directors and Attendance at Annual Meetings
          The Board of Directors maintains a process for stockholders to communicate with the Board of Directors. Stockholders wishing to communicate with the Board of Directors should send any communication to Rhoda K. Astone, Secretary and Clerk, Central Bancorp, Inc., 399 Highland Avenue, Somerville, Massachusetts 02144. All communications that relate to matters that are within the scope of the responsibilities of the Board and its Committees are to be presented to the Board no later than its next regularly scheduled meeting. Communications that relate to matters that are within the responsibility of one of the Board Committees are also to be forwarded to the Chair of the appropriate Committee. Communications that relate to ordinary business matters that are not within the scope of the Board’s responsibilities, such as customer complaints, are to be sent to the appropriate officer. Solicitations, junk mail and obviously frivolous or inappropriate communications are not to be forwarded, but will be made available to any Director who wishes to review them.
          Directors are expected to prepare themselves for and to attend all Board meetings, the Annual Meeting of Stockholders and the meetings of the Committees on which they serve, with the understanding that on occasion a Director may be unable to attend a meeting. All of the Company’s Directors attended the Company’s 2009 Annual Meeting of Stockholders, except for Directors Mannos, McDonough and Quigley, who were not members of the Company’s Board of Directors at the time of the 2009 Annual Meeting of Stockholders.
Board Leadership Structure and Board’s Role in Risk Oversight
          The Company’s Board of Directors endorses the view that one of its primary functions is to protect stockholders’ interests by providing independent oversight of management, including the Chief Executive Officer. However, the Board does not believe that mandating a particular structure, such as a separate Chairman and Chief Executive Officer, is necessary to achieve effective oversight. The Board of the Company is currently comprised of nine directors, six of whom are independent directors under the listing standards of the Nasdaq Stock Market. The Chairman of the Board has no greater nor lesser vote on matters considered by the Board than any other director, and the Chairman does not vote on any related party transaction. All directors of the Company, including the Chairman, are bound by fiduciary obligations, imposed by law, to serve the best interests of the stockholders. Accordingly, separating the offices of Chairman and Chief Executive Officer would not serve to enhance or diminish the fiduciary duties of any director of the Company.

          To further strengthen the regular oversight of the full Board, all various committees of the Board are comprised of independent directors. The Compensation Committee of the Board consists solely of independent directors. As detailed in its report and the Compensation Discussion and Analysis appearing elsewhere in this proxy statement, the Compensation Committee reviews and evaluates the performance of all executive officers of the Company, including the Chief Executive Officer and reports to the Board. In addition, the Audit Committee, which is comprised solely of independent directors, oversees the Company’s financial practices, regulatory compliance, accounting procedures and financial reporting functions. In the opinion of the Board of Directors, an independent chairman does not add any value to this already effective process.
          Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputation risk. Management is responsible for the day-to-day management of risks the Company faces, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. To do this, the Chief Executive Officer and Chairman of the Board meets regularly with management to discuss strategy and the risks facing the Company. Senior is also available to address any questions or concerns raised by the Board on risk management and any other matters.
PROPOSAL II – ADVISORY VOTE ON EXECUTIVE COMPENSATION
          The American Recovery and Reinvestment Act of 2009 requires the Company to permit a non-binding advisory vote on the compensation of the Company’s named executive officers, as described in the tabular disclosure regarding named executive officer compensation and the accompanying narrative disclosure in this proxy statement, during the period in which any obligation arising from the Company’s participation in the Troubled Asset Relief Program (“TARP”) Capital Purchase Program remains outstanding.
          This proposal, commonly known as a “say-on-pay” proposal, gives the Company’s stockholders the opportunity to endorse or not endorse the Company’s executive pay program and policies through the following resolution:
RESOLVED, that the stockholders approve the compensation of the Company’s named executive officers, as described in the tabular disclosure regarding named executive officer compensation and the accompanying narrative disclosure in this proxy statement.”
          Because your vote is advisory, it will not be binding upon the Board of Directors. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.
          The Board of Directors unanimously recommends a vote “FOR” the approval of the non-binding resolution to approve the compensation of the Company’s named executive officers.
PROPOSAL III – RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
          The Audit Committee of the Board of Directors has appointed Caturano and Company, P.C. to be the Company’s independent registered public accounting firm for the 2011 fiscal year, subject to ratification by shareholders. A representative of Caturano and Company, P.C. is expected to be present at the annual meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement should he or she decide to do so.
          If the ratification of the appointment of the independent registered public accounting firm is not approved by a majority of the votes cast by shareholders at the annual meeting, the Audit Committee of the Board of Directors will consider other independent registered public accounting firms.

          The Board of Directors unanimously recommends a vote “FOR” the ratification of the appointment of Caturano and Company, P.C. as the Company’s independent registered public accounting firm.
Audit Fees
          For the years ended March 31, 2010 and 2009, the Company was billed by its independent public accountants for fees aggregating $129,700 and $115,000, respectively.
          The following table sets forth the fees billed to the Company for the fiscal years ending March 31, 2010 and 2009 by our independent public accountants:

	2010	2009

Audit fees (1)	$105,367	$101,396
Audit related fees	—	—
Tax fees (2)	15,500	15,000
All other fees (3)	17,500	17,000

(1)
Includes professional services rendered for the audit of the Company’s annual consolidated financial statements and review of consolidated financial statements included in Forms 10-Q and 10-K and services normally provided in connection with statutory and regulatory filings, including out-of-pocket expenses.

(2)	Tax fees include the following: preparation of state and federal tax returns and assistance with calculating estimated tax payments.

(3)	Represents professional services fees rendered in connection with audits of the Bank’s employee stock ownership plan.
Pre-Approval of Services by the Independent Auditor
          The Audit Committee does not have a policy for the pre-approval of non-audit services to be provided by the Company’s independent auditor. Any such services would be considered on a case-by-case basis. All non-audit services provided by the independent auditors in fiscal years 2010 and 2009 were pre-approved by the Audit Committee.
AUDIT COMMITTEE REPORT
          The Company’s management is responsible for the Company’s internal controls and financial reporting process. The Company’s independent registered public accounting firm (the “independent accountants”) are responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles.
          The Audit Committee has met and held discussions with management, the internal auditors and the independent accountants. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AV Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.
          In addition, the Audit Committee has received the written disclosures and the letter from the independent accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed with the independent accountants the independent accountants’ independence. In concluding that the auditors are independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the auditors were compatible with their independence.

          The Audit Committee (which, at the time, was comprised of Directors Mercuri, Sweeney and Hardiman) discussed with the Company’s independent registered public accounting firm the overall scope and plans for their audit. The Audit Committee meets with the independent registered public accounting firm, with and without management and the internal accountants present, to discuss the results of their examination, their evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.
          In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent accountants who, in their report, express an opinion on the conformity of the Company’s financial statements to generally accepted accounting principles. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent accountants do not assure that the Company’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company’s consolidated financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States) or that the Company’s independent registered public accounting firm is in fact “independent.”
          In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended March 31, 2010 for filing with the Securities and Exchange Commission. The Audit Committee has approved, subject to shareholder ratification, the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2011.
The Audit Committee of the Board of Directors of Central Bancorp, Inc.
James P. McDonough (Chairman)
Albert J. Mercuri, Jr.
Kenneth K. Quigley, Jr.

EXECUTIVE COMPENSATION

Summary Compensation Table
          The following information is furnished for all individuals serving as the principal executive officer of the Company for the 2010 fiscal year and the other two most highly compensated executive officers of the Company whose total compensation for the 2010 fiscal year exceeded $100,000

						Change in
						Pension Value
						and
						Nonqualified
						Deferred
				Stock	Option	Compensation	All Other
Name and Principal		Salary	Bonus	Awards	Awards	Earnings	Compensation
Position	Year	($)	($)	($)(1)	($)	($)(2)	($)(3)	Total ($)

John D. Doherty	2010	$425,000	—	$124,200	—	$62,469	$49,877	$661,346
Chairman and Chief	2009	425,000	—	—	—	19,994	40,164	485,158
Executive Officer	2008	406,960	—	—	—	29,682	73,718	510,360

William P. Morrissey	2010	270,838	—	124,200	—	48,146	25,506	468,690
President and Chief	2009	247,884	—	—	—	31,784	23,298	302,966
Operating Officer	2008	220,000	—	—	—	37,005	42,506	299,511

Paul S. Feeley	2010	165,992	—	—	—	54,388	18,880	239,260
Senior Vice President,	2009	165,992	—	—	—	29,257	19,622	214,871
Treasurer and Chief	2008	161,157	—	—	—	36,844	33,539	231,540
Financial Officer

(1)
Reflects the compensation expense recognized in accordance with FASB ASC Topic 718 on outstanding restricted stock awards for each of the named executive officers. The amounts were calculated based on the Company’s stock price as of the date of grant. When shares become vested and are distributed from the trust in which they are held, the recipient will also receive an amount equal to accumulated cash and stock dividends (if any) paid with respect thereto, plus earnings thereon.

(2)	Amounts represent the aggregate change in the actuarial present value of accumulated benefit under the Company’s defined benefit retirement plan.

(3)	Details of the amounts reported in the “All Other Compensation” column for fiscal 2010 are provided in the table below:

	Mr. Doherty		Mr. Morrissey		Mr. Feeley
Employer contributions to 401(k) plan	$5,186		$4,180		$2,490
Market value of ESOP contributions	18,624		12,685		7,361
Dividends on grants issued	2,550		2,350		300
Group term life insurance	2,395		1,445		2,245
Perquisites	21,122	(a)	—	(b)	—	(b)

(a)	Represents club dues of $14,166 and the value of a Company provided automobile of $6,956.

(b)	Perquisites did not exceed $10,000.
Employment Agreements
          The Bank has entered into employment agreements (the “Employment Agreements”) with John D. Doherty, Chief Executive Officer of the Bank, and William P. Morrissey, President of the Bank. The Employment Agreements each provide for a five-year term, with an automatic extension for one additional year on each anniversary, unless either party provides the other party with written notice of his or its intent not to renew to the term of the Employment Agreement. Under the Employment Agreements, Mr. Doherty and Mr. Morrissey are entitled to an annual base salary of $425,000 and $310,000, respectively. Each Employment Agreement requires the Board of Directors of the Bank to review the executive’s salary annually. The Employment Agreements also provide for the executives’ participation in discretionary bonuses, as authorized and declared by the Board, as well as participation in retirement and medical plans of the Bank and certain fringe benefits. In the event that the Bank terminates the employment of either Mr. Doherty or Mr. Morrissey without just cause, as such term is defined in the Employment Agreements, the Bank will continue to pay the executive’s salary for the remaining term of the Employment Agreement. Under the Employment Agreements, if the Bank terminates the employment of Mr. Doherty or Mr. Morrissey, in connection with or within three years after any change in control, as such term is defined in the Employment Agreements, or if either Mr. Doherty or Mr. Morrissey voluntarily terminates employment within that same time period following the occurrence of certain events that would constitute a constructive termination, the Bank will pay the executive a lump sum severance benefit equal to 2.99 times his “base amount” as defined in Section 280G(b)(3) of the Internal Revenue Code. Each Employment Agreement also provides that if the executive receives any benefits from the Bank that are subject to an excise tax under Section 4999 of the Internal Revenue Code, the Bank will pay the executive an additional “gross-up payment” to ensure that the executive remains in the same financial position had the excise tax not been imposed.
Executive Salary Continuation Agreements
          The Bank has entered into Executive Salary Continuation Agreements (the “Salary Continuation Agreements”) with Messrs. Doherty and Morrissey. Under the Salary Continuation Agreements, upon his retirement date, as defined under each Salary Continuation Agreement, each executive is entitled to an annual benefit payable in monthly installments until death equal to 50% for Mr. Doherty and 40% for Mr. Morrissey, of the average high three years of his base salary, offset by: (i) the amount available to the executive under the Bank’s pension plan; (ii) the Bank’s annuitized 401(k) plan contribution to the executive; and (iii) 50% of the executive’s age 65 social security benefit for Mr. Doherty and a $9,480 social security benefit for Mr. Morrissey. The Salary Continuation Agreements each provide for a three percent annual cost of living increase. Under each Salary Continuation Agreement, in the event of the executive’s death, his beneficiary is entitled to a pre-retirement death benefit of an amount equal to the executive’s Accrued Liability Retirement Account, as defined under each Salary Continuation Agreement, and in the event the executive dies before 180 monthly installments have been paid, the Bank will continue payments of the installments until 180 installments have been paid. If the executive terminates his employment prior to the retirement date voluntarily or is discharged without cause, the executive is entitled to a benefit equal to the balance of his Accrued Liability Retirement Account on the date of termination, which shall be paid in one lump sum. In the event of a change in control, the executive is entitled to 100% of the Accrued Liability Retirement Account, which shall be paid in one lump sum. Under each Salary Continuation Agreement, the executive forfeits entitlement to all benefits under the Salary Continuation Agreement if his employment with the Bank is terminated for cause as specified in the Salary Continuation Agreement.
Executive Health Insurance Plan Agreements
          The Bank has also entered into Executive Health Insurance Plan Agreements (the “Health Insurance Plan Agreements”) with Messrs. Doherty and Morrissey. Under the terms of each Health Insurance Plan Agreement, the Bank will make an annual contribution of $10,000 for Mr. Doherty and $25,000 for Mr. Morrissey into each executive’s Liability Reserve Account, as defined under each Health Insurance Plan Agreement. Following termination of employment, each executive may use his post-retirement health care account until the Liability Reserve Account for each executive reaches a balance of zero dollars. If the executive should die after terminating employment, the executive’s spouse is entitled to the use of the health care account until the Liability Reserve Account reaches a balance of zero. Under the Health Insurance Plan Agreements, an executive forfeits his benefits if he is discharged for cause as specified in his Health Insurance Plan Agreement.
Life Insurance Endorsement Method Split Dollar Plan Agreement
          The Bank maintains a Life Insurance Endorsement Method Split Dollar Plan Agreement (the “Split Dollar Plan Agreement”) with Mr. Morrissey. Under the terms of the Split Dollar Plan Agreement, the Bank is the owner of the life insurance policy under which Mr. Morrissey and his spouse, Donna C. Morrissey, are insureds. The Bank pays an amount equal to the planned premiums and any other premium payments that may be necessary to keep the policy in force. Upon the death of the second to die, Mr. Morrissey’s designated beneficiary is entitled to one million dollars and the Bank is entitled to the remainder of the death proceeds. Under the Split Dollar Plan Agreement, at all times, the Bank is entitled to the cash value of the life insurance policy, as defined in the policy, offset by any policy loans, unpaid interest, previous cash withdrawals and surrender charges. The executive forfeits his entitlement to all benefits under the Split Dollar Plan Agreement if his employment with the Bank is terminated for cause as specified in his Split Dollar Plan Agreement.
Impact of Restrictions on Executive Compensation for TARP Participants
          The American Recovery and Reinvestment Act of 2009 requires the U.S. Department of the Treasury to establish additional standards for executive compensation for participants in the TARP Capital Purchase Program, such as the Company. These standards must include a prohibition on making any severance payment to a named executive officer or any of the next five most highly compensated employees and a prohibition on paying or accruing any bonus, retention award or incentive compensation to the Company’s Chief Executive Officer.
Grants of Plan-Based Awards

					Grant Date Fair
		Number of Shares	Number of Securities	Exercise or	Value of Stock
		of Stock or	Underlying	Base Price of	Awards and
Name	Grant Date	Units (1)	Options	Option Awards	Options (2)

John D. Doherty	02/18/2010	15,000	—	—	$124,200

William P. Morrissey	02/18/2010	15,000	—	—	124,200

Paul S. Feeley	—	—	—	—	—

(1)
For Mr. Doherty, the restricted stock awards are subject to a two-year cliff vesting schedule, whereby 100% of the shares will vest on February 18, 2012. For Mr. Morrissey, the restricted stock awards vest in two equal annual installments with the first 50% vesting on February 18, 2011 and the remaining 50% vesting on February 18, 2012.

(2)
Sets forth the grant date fair value of stock and option awards calculated in accordance with FASB ASC Topic 718. The grant date fair value of all stock awards is equal to the number of awards multiplied by $8.28, the closing price for the Company’s common stock on the date of grant.

Outstanding Equity Awards at Fiscal Year End
          The following table provides information concerning unexercised options and stock awards that have not vested for each named executive officer outstanding as of March 31, 2010.

	Option Awards				Stock Awards
	Number of	Number of
	Securities	Securities
	Underlying	Underlying			Number of		Market Value of
	Unexercised	Unexercised			Shares or Units		Shares or Units
	Options	Options		Option	of Stock That		of Stock That
	(#)	(#)	Option Exercise	Expiration	Have Not Vested		Have Not Vested
Name	Exercisable	Unexercisable (1)	Price ($)	Date	(#)		($)(3)

John D. Doherty	11,561	—	$28.99	03/17/2015	7,200	(3)	$65.592
					15,000	(4)	136,650

William P. Morrissey	2,634		16.63	12/14/2010	6,400	(3)	58,304
	4,253	—	28.99	03/17/2015	15,000	(5)	136,650

Paul S. Feeley	257	—	16.63	12/14/2010	1,200	(3)	10,932
	3,995	—	28.99	03/17/2015

(1)	The stock options vested when granted.

(2)	Based upon the Company’s closing stock price of $9.11 on March 31, 2010.

(3)	The restricted stock awards vest in five equal annual installments beginning on the date of award, which was October 19, 2006.
(4)	The restricted stock awards are subject to a two-year cliff vesting schedule, whereby 100% of the shares will vest on February 18, 2012.
(5)	The restricted stock awards vest in two equal annual installments with the first 50% vesting on February 18, 2011 and the remaining 50% vesting on February 18, 2012.
Pension Benefits
          The Company sponsors the CBERA Plan C to provide retirement benefits for eligible employees. Each of the named executive officers currently participates in the plan.

		Number of	Present Value of
		Years of	Accumulated
Name	Plan Name	Credited Service	Benefit ($) (1)
John D. Doherty	CBERA Plan C	29	$369,960
William P. Morrissey	CBERA Plan C	17	396,090
Paul S. Feeley	CBERA Plan C	12	291,105

(1)
The material assumptions used to calculate the present value of the accumulated pension benefit were as follows: age, years of service, the average of the highest three consecutive calendar years of compensation as of March 31, 2010 and a blended discount rate using 3.38%, 5.13% and 5.37% based on new Pension Protection Act methodology.

Director Compensation
     The following table provides the compensation received by individuals who served as non-employee Directors of the Company during the 2010 fiscal year.

				Change in Pension
				Value and
				Nonqualified
				Deferred
	Fees Earned or	Stock	Option	Compensation
	Paid in Cash	Awards	Awards	Earnings	All Other	Total
Name	($)(1)	($)	($)	($)	Compensation ($)	($)
Gregory W. Boulos (2)	$22,150	$—	$—	$—	$—	$22,150
Paul E. Bulman (3)	22,150	—	—	—	—	22,150
Robert J. Hardiman	31,100	—	—	—	—	31,100
James F. Linnehan (4)	6,800	—	—	—	—	6,800
Raymond Mannos (5)	15,150	—	—	—	—	15,150
James P. McDonough (6)	—	—	—	—	—	—
Albert J. Mercuri, Jr.	33,000	—	—	—	—	33,000
John J. Morrissey	24,750	—	—	—	—	24,750
Kenneth K. Quigley, Jr. (6)	—	—	—	—	—	—
Edward F. Sweeney, Jr.	32,250	—	—	—	—	32,250

(1)	Includes fees earned for service with the Company and the Bank.
(2)	Mr. Boulos resigned as a director of the Company and the Bank effective March 3, 2010.
(3)	The Company and the Bank were informed of Mr. Bulman’s death on February 4, 2010.
(4)	The Company and the Bank were informed of Mr. Linnehan’s death on July 20, 2009.
(5)	Mr. Mannos was elected as a director of the Company and the Bank on August 20, 2009.
(6)	Messrs. McDonough and Quigley were elected as directors of the Company and the Bank on March 18, 2010.

Meeting Fees for Non-Employee Directors
     Certain Director fees were increased beginning in May 2010. Directors of the Company were paid a fee of $950, which has increased to $1,050, per Board meeting attended. In addition, Directors of the Bank were paid a fee of $750, which has increased to $850, per Board meeting attended. The Chairmen of the Bank’s Audit and Security Committees were each paid a fee of $850, which has increased to $950, for each Committee meeting attended. Members of the Company’s Audit Committee are paid $950 per meeting attended. Members of the Bank’s Audit and Securities Committees each received a fee of $750, which has increased to $850, per Committee meeting attended. The Chairman and Chief Executive Officer and the President do not receive any Director or Committee fees.
Deferred Compensation Plan for Non-Employee Directors
     The Company has established a Deferred Compensation Plan for Non-Employee Directors pursuant to which Directors who are not employees of the Company or the Bank are eligible to defer all or a portion of their Director fees. Deferred fees are credited to an account in a grantor trust and invested in shares of the Common Stock. Shares allocated to a Director’s account are to be paid out in equal annual installments over a three-year period beginning six months after the Director ceases to be a Director. The trustees of the trust vote the shares held in the trust in accordance with directions given by the Company’s Board of Directors. During the year ended March 31, 2010, 88 and 893 shares were credited to the accounts of Directors Mercuri and John Morrissey, respectively, and 4,248 and 321 shares were credited to the accounts of former Directors Boulos and Bulman. No other directors participate in the plan.

TRANSACTIONS WITH RELATED PERSONS

     The Sarbanes-Oxley Act of 2002 generally prohibits loans by the Company to its executive officers and Directors. However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans by the Bank to its executive officers and Directors in compliance with federal banking regulations. Federal regulations require that all loans or extensions of credit to executive officers and directors of insured financial institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features. The Bank is therefore prohibited from making any new loans or extensions of credit to executive officers and Directors at different rates or terms than those offered to the general public. Notwithstanding this rule, federal regulations permit the Bank to make loans to executive officers and Directors at reduced interest rates if the loan is made under a benefit program generally available to all other employees and does not give preference to any executive officer or Director over any other employee, although the Bank does not currently have such a program in place.
     In addition, Massachusetts law provides that co-operative banks are limited in the amount of money that they may lend to their officers. These limits are $500,000 for a mortgage on a primary residence, $150,000 for loans for educational purposes and $35,000 for all other types of loans in total. These restrictions do not apply to non-officer employees of a co-operative bank or to a co-operative bank’s outside Directors.
     The Company also maintains a comprehensive written policy for the review, approval and ratification of certain transactions with related persons. In accordance with banking regulations and its policy, the Board of Directors reviews all loans made to a Director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, exceed the greater of $25,000 or 5% of the Company’s capital and surplus (up to a maximum of $500,000) and such loans must be approved in advance by a majority of the disinterested members of the Board of Directors. Additionally, the Company’s Audit Committee also reviews all related party transactions (i.e., transactions required to be disclosed under SEC Regulation S-K, Item 404) for potential conflicts of interest situations on an ongoing basis and determines whether to approve such transactions. Pursuant to the Company’s Code of Ethics for Directors, Officers and Employees, all executive officers and Directors of the Company must disclose any existing or potential conflicts of interest. Such potential conflicts of interest include, but are not limited to, the following: (i) personally benefiting from opportunities that are discovered through the use of Company property, contacts, information or position; and (ii) accepting employment or engaging in a business (including consulting or similar arrangements) that may conflict with the performance of the Director’s or executive officer’s duties or the Company’s interests.

SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth, as of June 7, 2010, the beneficial ownership of the common stock by each of the Company’s Directors, nominees and named executive officers, and by all Directors, nominees and executive officers as a group.

	Beneficial Ownership
			Percentage
	Number		of Shares
Name	of Shares		Outstanding (1)

Albert J. Mercuri, Jr.	200	(2)	* %
Edward F. Sweeney, Jr.	301		*
John D. Doherty	295,230	(3)	17.59
John J. Morrissey	124	(2)	*
William P. Morrissey	50,219	(4)	2.43
Robert J. Hardiman	7,000		*
Raymond Mannos	2,500		*
James P. McDonough	1,000		*
Kenneth K. Quigley, Jr.	1,000		*

All Directors, nominees and executive officers as a group (14 persons)	406,842	(5)	23.89%

(1)
In calculating percentage ownership for a given individual or group of individuals, the number of shares of the Common Stock outstanding includes unissued shares subject to options exercisable within 60 days of June 7, 2010 held by that individual or group.

(2)	Does not include shares credited to their accounts in the Deferred Compensation Plan for Non-Employee Directors as follows: Director Mercuri, 3,702 shares and Director John Morrissey, 2,281 shares.
(3)
Includes 21,437 shares of Common Stock allocated to his account in the ESOP, 22,200 shares of restricted stock, 11,561 shares which he has the right to acquire pursuant to options exercisable within 60 days of June 7, 2010.

(4)
Includes 12,332 shares allocated to his account in the ESOP, 21,400 shares of restricted stock and 6,887 shares which he has the right to acquire pursuant to options exercisable within 60 days of June 8, 2009.

(5)
Includes 35,924 shares of Common Stock which may be acquired pursuant to stock options exercisable within 60 days of June 7, 2010, 51,471 shares allocated to the ESOP accounts of executive officers and does not include 5,983 shares held by the trust for the Deferred Compensation Plan for Non-Employee Directors which are voted as directed by the Board of Directors.

*	Represents less than 1% of the Company’s outstanding Common Stock.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under the Exchange Act, the Company’s officers and Directors and all persons who own more than 10% of the Common Stock (“Reporting Persons”) are required to file reports detailing their ownership and changes of ownership in the Common Stock and to furnish the Company with copies of all such ownership reports that are filed. Based solely on the Company’s review of the copies of such ownership reports which it has received in the past fiscal year or with respect to the past fiscal year, or written representations from such persons that no annual report of changes in beneficial ownership were required, the Company believes during the fiscal year ended March 31, 2010 all Reporting Persons have complied with these reporting requirements, except for the failure by Gregory W. Boulos, a former director of the Company, to file a timely Form 4 with respect to the acquisition of shares of Company common stock through the Company’s deferred compensation plan in September 2009 and the failure of Robert J. Hardiman to file a timely Form 4 with respect to the acquisition of shares of Company common stock in May 2009.

EXPENSES OF SOLICITATION

     The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, Directors, officers and regular employees of the Company may solicit proxies personally or by telegraph, telephone, facsimile or overnight courier without additional compensation.

OTHER MATTERS

     The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of a majority of the Board of Directors.

ANNUAL REPORT

     The Company’s 2010 Annual Report to Stockholders, including financial statements prepared in conformity with accounting principles generally accepted in the United States of America, has been mailed to all stockholders of record as of the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing the Company. Such Annual Report is not to be treated as part of the proxy solicitation materials nor as having been incorporated herein by reference. A copy of the Company’s Annual Report on Form 10-K for the year ended March 31, 2010 as filed with the Securities and Exchange Commission will be furnished without charge to stockholders upon written request to Rhoda K. Astone, Senior Vice President, Secretary and Clerk, Central Bancorp, Inc., 399 Highland Avenue, Somerville, Massachusetts 02144.

STOCKHOLDER PROPOSALS

     In order to be eligible for inclusion in the proxy materials of the Company for next year’s Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company’s main office at 399 Highland Avenue, Somerville, Massachusetts no later than February 22, 2011. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.
     Stockholder proposals to be considered at such Annual Meeting, other than those submitted pursuant to the Exchange Act, must be stated in writing, delivered or mailed to the Secretary and Clerk of the Company at the above address, not less than 30 days nor more than 60 days prior to the date of any such Annual Meeting.
BY ORDER OF THE BOARD OF DIRECTORS
/s/ Rhoda K. Astone
Rhoda K. Astone
Senior Vice President, Secretary and Clerk
Somerville, Massachusetts
June 18, 2010

[x]	PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY CENTRAL BANCORP, INC.
ANNUAL MEETING OF STOCKHOLDERS
JULY 22, 2010
THIS PROXY IS SOLICITED BY THE BOARD OF
DIRECTORS
The undersigned hereby appoints Robert J. Hardiman and Edward F. Sweeney, Jr., with full powers of substitution to act, as attorneys and proxies for the undersigned, to vote all shares of common stock of Central Bancorp, Inc. (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at the Holiday Inn—Somerville, 30 Washington Street, Somerville, Massachusetts, on Thursday, July 22, 2010, at 11:00 a.m., local time, and at any and all adjournments thereof, as follows hereon.
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE NAMED NOMINEES AND THE LISTED PROPOSALS. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, INCLUDING MATTERS RELATING TO THE CONDUCT OF THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY AS DETERMINED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

			With-	For All
		For	Hold	Except

1.	The election as directors of all nominees listed below (except as noted to the contrary).

Nominees:
(01) John D. Doherty, (02) Albert J. Mercuri, Jr. and (03) James P. McDonough
INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

		For	Against	Abstain

2.	The approval of a nonbinding proposal approving compensation of the named executive officers

3.	The ratification of the selection of Caturano and Company, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2011.

Mark box at right if you plan to attend the Annual Meeting.
THE BOARD OF DIRECTORS RECOMMENDS A
VOTE “FOR” EACH OF THE NAMED NOMINEES
AND THE LISTED PROPOSALS.
Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary and Clerk of the Company at the Annual Meeting of the stockholder’s decision to terminate this Proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.
The undersigned acknowledges receipt from the Company prior to the execution of this Proxy of Notice of the Annual Meeting, a Proxy Statement dated June 18, 2010 and the Company’s 2010 Annual Report to Stockholders.
Please be sure to sign and date this Proxy.

Please be sure to sign and date this Proxy in the box below.	Date

Stockholder sign above — Co-holder (If any) sign above

á     Detach above card, sign, date and mail in postage-prepaid envelope provided.     á
CENTRAL BANCORP, INC.
Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.
PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

PROXY MATERIALS ARE
AVAILABLE ON-LINE AT:
http://www.cfpproxy.com/5373

[CENTRAL BANCORP LETTERHEAD]
TO: PARTICIPANTS IN THE CENTRAL CO-OPERATIVE BANK EMPLOYEE STOCK OWNERSHIP PLAN
          Under the terms of the Central Co-operative Bank Employee Stock Ownership Plan (the “ESOP”), you have the right to direct the ESOP Trustees as to the manner in which you wish to vote the shares of common stock of Central Bancorp, Inc. (“Central”) allocated to your ESOP account at Central’s 2010 Annual Meeting of Stockholders. Under the terms of the ESOP and subject to the Trustees’ responsibilities under applicable law, the ESOP Trustees will vote your allocated shares in accordance with your instructions. Allocated shares for which timely voting instructions are not received will be voted by the Trustees in the same proportion as participants vote allocated stock, provided that, in the absence of any voting directions as to allocated stock, the Board of Directors of Central Co-Operative Bank will direct the ESOP Trustees as to the voting of all shares of stock in the ESOP. Therefore, we encourage you to exercise your right to direct the voting of your allocated shares at the Annual Meeting.
          HOW TO EXERCISE YOUR RIGHTS. You may direct the voting of shares allocated to your account by completing, signing and returning the enclosed ESOP Participant Direction Form. Proxy cards supplied with proxy materials are not appropriate for the purpose of instructing the ESOP Trustees in connection with the voting of shares allocated to your ESOP account.
          CONFIDENTIALITY OF VOTING INSTRUCTIONS. Your instructions to the ESOP Trustees will be completely confidential. Central has engaged an independent firm, Registrar and Transfer Company (“RTCO”), which also serves as Central’s transfer agent, to serve as the ESOP’s confidential voting agent. ESOP Participant Direction Forms are to be sent (using the postage-paid envelopes provided therewith) to RTCO and should not be sent to Central.
          RTCO will count your votes and report the aggregate totals of all voting instructions to the ESOP Trustees. RTCO has agreed to maintain your voting instructions in strict confidence. In no event will your voting instructions be reported to Central.
          DELIVERY OF PROXY MATERIALS. A copy of Central’s Proxy Statement for the 2010 Annual Meeting of Stockholders and a copy of its 2010 Annual Report to Stockholders are enclosed for your review. As noted in the Proxy Statement, the 2010 Annual Meeting is scheduled for Thursday, July 22, 2010, at 11:00 a.m., local time, in Somerville, Massachusetts.
          Enclosed is an ESOP Participant Direction Form which you should use if you wish to direct the ESOP Trustees to vote shares allocated to your account in connection with the slate of directors endorsed by Central’s Board of Directors and the other listed proposals. Please note that to direct the ESOP Trustees to vote with respect to any of the foregoing, you must specifically mark your instructions on the ESOP Participant Direction Form. Items left blank will not be considered instructions to the ESOP Trustees.
          Voting instructions for shares allocated to your ESOP account must be received by RTCO by 5:00 p.m. Eastern time on July 15, 2010 on the ESOP Participant Direction Forms provided by the ESOP Trustees for that purpose. Again, all ESOP Participant Direction Forms should be forwarded to RTCO and should not be mailed to Central.
          In order to make an informed judgment concerning how to instruct the ESOP Trustees to vote your allocated shares, you should read all of the proxy materials carefully and thoroughly. The ESOP Trustees will not recommend how you should complete your ESOP Participant Direction Form.
          WHEN TO SUBMIT YOUR ESOP PARTICIPANT DIRECTION FORM. You may submit your voting instructions to the confidential voting agent at any time, except that in order to be effective your instructions must be received by not later than 5:00 p.m. Eastern time on July 15, 2010. If RTCO receives more than one ESOP Participant Direction Form from you, the Form bearing the latest date will be considered to have cancelled all Forms bearing an earlier date. If more than one ESOP Participant Direction Form is received from you as of the same date, RTCO will consider the Form bearing the latest postmark as controlling. You may request additional Forms at any time by contacting Paul S. Feeley, Senior Vice President, Chief Financial Officer and Treasurer, at (617) 629-4229.
          If you have any questions regarding the procedures for instructing the ESOP Trustees, please call (617) 629-4229.
Shirley M. Tracy
John F. Gilgun, Jr.
Rhoda K. Astone
ESOP Trustees
June 18, 2010

X	PLEASE MARK VOTES AS IN THIS EXAMPLE	CENTRAL BANCORP, INC.
CENTRAL CO-OPERATIVE BANK
EMPLOYEE STOCK OWNERSHIP PLAN (“ESOP”)
REVOCABLE ESOP PARTICIPANT DIRECTION FORM

ANNUAL MEETING OF STOCKHOLDERS
JULY 22, 2010
THIS DIRECTION FORM IS SOLICITED ON
BEHALF OF THE BOARD OF DIRECTORS
     The undersigned hereby instructs the ESOP Trustee(s) (currently Shirley M. Tracy, John F. Gilgun, Jr. and Rhoda K. Astone), or their successors, to vote, either by ballot or by proxy, all shares of common stock of Central Bancorp, Inc. (the “Company”) which are allocated to the account(s) of the undersigned pursuant to the Central Co-operative Bank Employee Stock Ownership Plan (the “ESOP”) at the Annual Meeting of Stockholders to be held at the Holiday Inn—Somerville, 30 Washington Street, Somerville, Massachusetts on Thursday, July 22, 2010 at 11:00 a.m., local time, and at any and all adjournments thereof, as set forth hereon.
E
S
O
P

			With-	For All
		For	Hold	Except

1.	The election as directors of all nominees listed below (except as noted to the contrary).	☐	☐	☐
NOMINEES:
John D. Doherty, Albert J. Mercuri, Jr. and James P. McDonough
INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

		For	Against	Abstain

2.	The approval of a nonbinding proposal approving compensation of the named executive officers.	☐	☐	☐

3.	The ratification of the selection of Caturano and Company, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2011.	☐	☐	☐
THE ESOP TRUSTEE(S) WILL VOTE AS DIRECTED HEREIN. THIS REVOCABLE ESOP PARTICIPANT DIRECTION FORM CONFERS DISCRETIONARY AUTHORITY TO VOTE ON ANY OTHER BUSINESS PRESENTED AT THE MEETING. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, INCLUDING MATTERS RELATING TO THE CONDUCT OF THE MEETING, THE ESOP TRUSTEE(S) WILL VOTE IN HIS (THEIR) DISCRETION AND IN ACCORDANCE WITH THE APPLICABLE FIDUCIARY PRINCIPLES. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. IF NO INSTRUCTIONS ARE SPECIFIED, THIS DIRECTION FORM WILL HAVE NO FORCE OR EFFECT AND ALL SHARES ALLOCATED TO YOUR ACCOUNT(S) WILL BE VOTED BY THE ESOP TRUSTEE(S) IN ACCORDANCE WITH THE TERMS OF THE ESOP, SUBJECT TO THE ESOP TRUSTEE(S)’ RESPONSIBILITIES UNDER APPLICABLE LAW.

Please be sure to sign and date this Proxy in the box below.	Date

Stockholder sign above Co-holder (If any) sign above

     The undersigned acknowledges receipt from the Company prior to the execution of this form of Notice of the Annual Meeting, a Proxy Statement dated June 18, 2010 and the Company’s 2010 Annual Report to Stockholders.
     In order to be effective, voting instructions must be received by Registrar and Transfer Company, the confidential voting agent, no later than 5:00 p.m. Eastern time on July 15, 2010. You must specifically mark your instructions on this form. Items left blank will not be considered instructions to the ESOP Trustee(s).
     The Board of Directors of the Company recommends a vote “FOR” each of the named nominees and the listed proposals.

▲ Detach above card, sign, date and mail in postage-paid envelope provided. ▲
CENTRAL BANCORP, INC.
PLEASE COMPLETE, DATE, SIGN AND MAIL THIS DIRECTION FORM PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.